SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report	October 18, 2007
(Date of earliest event reported)	October 18, 2007

HEARTLAND FINANCIAL, USA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)
0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-14(c))

Item 2.02 Results of Operations and Financial Condition

On October 18, 2007, Heartland Financial USA, Inc., issued a press release announcing that it intends to enter the Minneapolis, Minnesota market through the formation of a new full service community bank to be known as Minnesota Bank & Trust. A copy of the press release is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits
(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

NONE.
(b)	PRO FORMA FINANCIAL INFORMATION.

NONE.
(c)	EXHIBITS

99. Press Release dated October 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2007
HEARTLAND FINANCIAL USA, INC.
By: /s/ John K. Schmidt
John K. Schmidt
Executive Vice President, CFO & COO